UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21242

Nuveen Quality Preferred Income Fund 3
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

High Current Income from a Portfolio of Investment-Grade Preferred Securities

Annual Report

December 31, 2009

Nuveen Quality Preferred Income Fund

JTP

Nuveen Quality Preferred Income Fund 2

JPS

Nuveen Quality Preferred Income Fund 3

JHP

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Chairman's
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares (ARPS) issued by its taxable closed-end funds. On October 15, 2009, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund ARPS. By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2010

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

The Nuveen Quality Preferred Income Funds are sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal Global Investors, LLC. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, led the team during the year. Bernie retired as of December 31, 2009. Here Mark, Bernie and Phil talk about general economic and market conditions, their management strategy and the performance of each Fund for the twelve-month period ended December 31, 2009.

What were the general market conditions for the twelve-month period ending December 31, 2009?

The general market conditions during this period were among the most fluctuating and challenging on record. The financial crisis that began to accelerate in the last half of 2008 was in full force by the first quarter of 2009. For the first time since the 1930s, the United States, United Kingdom, Germany and Japan experienced recessions simultaneously.

In response, the U.S. government enacted a $787 billion economic stimulus plan early in 2009, and provided additional funds for large financial institutions under the Troubled Asset Relief Program (TARP) started in 2008. The Federal Reserve maintained a fed funds target range of zero to 0.25%, its lowest level in history. In addition, the Fed announced in March that it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The government also took steps to prevent the collapse of the American auto industry.

By the second quarter of 2009, some positive signals began to emerge. Most major banks were deemed to be adequately capitalized sufficient to withstand a deeper downturn. Domestic equity markets, as measured by the Standard & Poor's (S&P) 500 Stock Index, rocketed up from the lows experienced in March. Bond investors grew more willing to purchase municipal and corporate credit, causing the prices of oversold credit to be bid up and the prices of overbought U.S. Treasury securities to be bid down.

For the full year, the S&P 500 Index posted a return of 26.46%, with most major bond indexes also showing positive performance. However, the unemployment rate at year end was 10% and the general credit markets were still constricted, suggesting that the road to recovery would not be quick or easy.

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In this generally stressful environment, the performance of preferred securities split into two distinct periods. The first quarter of 2009 was the worst on record, with the Merrill Lynch U.S. Preferred Stock Fixed Rate Index down 23%. This marked the fourth straight quarterly decline in preferred securities prices (also a record).

However, in early March, the CEOs of Citigroup, Bank of America and JPMorgan all proclaimed that their banks were making money. These statements, at a time when some financial equities were down as much as 80% from their pre-crisis highs, helped provide a bounce that prevailed over market fear and sparked a credit rally. For the full year, the Merrill Lynch U.S. Preferred Stock Fixed Rate Index closed up more than 20%.

This bounce benefited from two very powerful federal programs: 1) the U.S. Treasury's Capital Assistance Program and 2) the Public Private Investment Partnership. Both were designed to pump additional liquidity into the system and help thaw markets that essentially had been frozen. Additionally, the outcome of stress tests for systemically important banks in May reassured markets that further government capital assistance would probably be unnecessary or very limited. By mid-year, the private capital markets were sources of funding for financial entities seeking to raise fresh equity or repay some government assistance. By the end of December, Bank of America, Citigroup and Wells Fargo all had repaid their TARP funds through combinations of equity issuance and internal liquidity.

In some cases, financial institutions raised common equity through an exchange issuance of common stock for preferred securities. These exchanges and other tender offers for preferred securities supported preferred securities prices. However, there were some speed bumps along the way. Investors reacted negatively to comments from Fed Chairman Ben Bernanke, who seemed to suggest that the Fed might be prepared to tighten the money supply once the economy has improved sufficiently. The market interpreted this to mean that the effective zero interest rate policy on fed funds might be reversed sooner rather than later, which caused interest rates to increase and the yield curve to steepen.

During the year, Moody's announced that it began using new methodology to review approximately $450 billion of securities, including 775 hybrid and subordinated notes issued by 170 "bank families" in 36 countries. Some market observers think one repercussion of this policy change likely will be a 2 to 3 notch downgrade on the preferred securities asset class by the end of the first quarter of 2010. Fitch also announced similar intentions. Though this news was not a surprise to the preferred market, it did lead to a slight price decrease toward the end of 2009.

What was your management strategy during the period?

During the first quarter of 2009, the Funds were under pressure to sell securities into a weak market in order to raise capital to help redeem their outstanding auction rate preferred shares. Our strategy was to sell issues that we felt would be under continued credit pressure or were overvalued relative to other series. In general, we looked to sell higher priced issues that we believed would have less upside potential in a market recovery.

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In order to maintain their structural leverage ratios at desired levels, each Fund replaced its redeemed auction rate preferred shares with bank borrowings.

The institutional market (i.e., the $1000 par capital securities market) was extremely illiquid until April 2009. Consequently, rather than pressure a market that was thinly traded and, in our view, grossly undervalued, we chose to sell retail-oriented, exchange-listed $25 par issues, which remained relatively liquid throughout the period.

When purchasing securities, we focused on assessing the structural elements of an issue that we believed would reduce income risk and improve the likelihood of being paid under stressful conditions. We also invested in some seasoned Eurodollar issues where we expected the securities to be well supported and where valuations were particularly cheap. In addition, we added some REIT debt and utility preferreds to maintain adequate portfolio diversity.

Over the course of the last several years, the preferred market has changed from an investment grade rated market, with more than 75% rated single A or higher, to a market where over 40% of all issues are rated below-investment grade. In addition, issuer concentration has increased, with the largest five issuers now representing 40% of market value of the Merrill Lynch U.S. Preferred Stock Fixed Rate Index. In response to these changing conditions, the Funds' Board of Trustees adopted some changes in investment policies and procedures over this reporting period. Previously, all of the Funds' investments had to be rated investment grade at the time of purchase. The new guidelines allow each Fund to have up to 20% of its net assets in securities rated below investment grade when purchased. However, no Fund may purchase issues rated Caa1/CCC+ or lower, and if a portfolio holding is downgraded to that rating or below, the manager is required to sell the security as soon as practicable.

Addressing the increase in issuer concentration, the new guidelines allow for a slightly greater concentration of higher rated securities from the same issuer within a portfolio, which allows managers more flexibility given the current market conditions.

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Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2  Comparative benchmark performance is a blended return consisting of: 1) 55% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency.

How did the Funds perform over this twelve-month period?

The performance of JTP, JPS and JHP, as well as a comparative index and benchmark, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value

For periods ended 12/31/09

	1-Year	5-Year
JTP	51.85%	-5.53%
JPS	61.22%	-4.39%
JHP	63.23%	-4.65%
Barclays Capital U.S. Aggregate Bond Index[1]	5.93%	4.97%
Comparative Benchmark[2]	28.12%	0.35%

For this twelve-month period, all three Funds substantially outperformed the general market and their comparative benchmark index.

During the period, we made some purchases and sales between various $25 par series and from $25 par to $1000 par capital securities of the same issuer in order to pick up income and reduce recovery risk among the Funds' investment grade holdings. We also purchased non-financial and higher quality financial names that we believed were undervalued more due to liquidity risk factors rather than credit concerns in both the secondary and IPO markets.

We reduced the Funds' exposure to ING and Developers Diversified Realty in order to rebalance overall credit exposure. We eliminated exposure in Royal Bank of Scotland and KBC Bank out of concern that the dividends of the securities we held would be passed. Fear of austere penalties from the European Union against companies that took state aid led to volatility in some of the foreign names such as Aegon and ING.

Overall, we stayed highly focused on credit developments and sought securities with attractive structural nuances that we believed would add value over time. For example, we negotiated privately with Lloyds Bank to exchange their non-cumulative preference shares for cumulative upper tier 2 preference shares. We believed this would increase Fund income, help protect that income and increase the valuation of the holdings.

During the second half of the period, increased trading and tender activity improved the pricing for many preferred securities in the banking sector. This helped offset ratings changes on certain issues by Moody's, Standard & Poor's and Fitch that constrained us from doing relative value switches among below investment grade securities.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative index and benchmark was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on

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common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a significant positive contribution to these Funds' returns during 2009.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURES

Shortly after their inceptions, all three Funds issued auction rate preferred shares (FundPreferred) to create financial leverage. As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidty since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for common shareholders of these Funds from the auction failures is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Funds announced their intention to redeem most or all of their auction rate preferred shares and retain their leveraged structure primarily through the use of bank borrowings. Leveraging using bank borrowings offers common shareholders most benefits and risks as leveraging with auction rate preferred shares.

As of December 31, 2009, these Funds had redeemed all of their outstanding Auction Rate Preferred shares.

For additional information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of December 31, 2009, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

Over the course of 2009, all three Funds reduced their monthly distributions to common shareholders three times. Some of the factors affecting these distributions are summarized below.

During the twelve-month period, each Funds employed financial leverage through the use of FundPreferred shares and/or bank borrowings. As of December 31, 2009, the Funds had redeemed all of their outstanding FundPreferred shares. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions. During the current reporting period, each Fund's financial leverage contributed positively to common share income and common share net asset value price return.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of December 31, 2009, all three Funds had zero UNII balances for tax purposes and positive UNII balances for financial statement purposes.

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The following table provides information regarding each Fund's common share distributions and total return performance for the fiscal year ended December 31, 2009. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/09 (Common Shares)	JTP	JPS	JHP
Inception date	6/25/02	9/24/02	12/18/02
Calendar year ended December 31, 2009:
Per share distribution:
From net investment income	$0.57	$0.70	$0.58
From long-term capital gains	0.00	0.00	0.00
From short-term capital gains	0.00	0.00	0.00
Tax return of capital	0.07	0.03	0.08
Total per share distribution	$0.64	$0.73	$0.66
Distribution rate on NAV	9.07%	9.52%	8.86%
Average annual total returns:
1-Year on NAV	51.85%	61.22%	63.23%
5-Year on NAV	-5.53%	-4.39%	-4.65%
Since inception on NAV	-0.49%	0.81%	-0.20%

Common Share Repurchases and Shares Price Information

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of December 31, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table.

Fund	12/31/09 –Discount	Twelve-Month Average –Discount
JTP	-6.94%	-5.59%
JPS	-5.48%	-4.30%
JHP	-6.71%	-5.12%

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JTP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund

  as of December 31, 2009

Portfolio Allocation (as a % of total investments)

2009 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

Fund Snapshot

Common Share Price	$6.57
Common Share Net Asset Value	$7.06
Premium/(Discount) to NAV	-6.94%
Current Distribution Rate[1]	8.77%
Net Assets Applicable to Common Shares ($000)	$456,186

Average Annual Total Return

(Inception 6/25/02)

	On Share Price	On NAV
1-Year	53.05%	51.85%
5-Year	-5.26%	-5.53%
Since Inception	-1.76%	-0.49%

Industries

(as a % of total investments)

Commercial Banks	29.1%
Insurance	26.6%
Real Estate/Mortgage	13.8%
Media	6.0%
Capital Markets	5.3%
Diversified Telecommunication Services	3.0%
Short-Term Investments	2.3%
Other	13.9%

Top Five Issuers

(as a % of total investments)2

Viacom Inc.	3.0%
XL Capital, Limited	2.8%
Firstar Realty LLC	2.8%
AgFirst Farm Credit Bank	2.7%
Credit Agricole, S.A.	2.7%

Nuveen Investments

Fund Snapshot

Common Share Price	$7.25
Common Share Net Asset Value	$7.67
Premium/(Discount) to NAV	-5.48%
Current Distribution Rate[1]	8.94%
Net Assets Applicable to Common Shares ($000)	$922,354

Average Annual Total Return

(Inception 9/24/02)

	On Share Price	On NAV
1-Year	63.90%	61.22%
5-Year	-3.51%	-4.39%
Since Inception	-0.28%	0.81%

Industries

(as a % of total investments)

Commercial Banks	28.4%
Insurance	23.0%
Real Estate/Mortgage	14.4%
Media	5.5%
Capital Markets	4.7%
Electric Utilities	4.5%
Diversified Financial Services	4.3%
Short-Term Investments	3.7%
Other	11.5%

Top Five Issuers

(as a % of total investments)2

Wachovia Corporation	5.1%
Barclays Bank PLC	3.1%
Deutsche Bank AG	2.9%
Vodafone Group, PLC	2.8%
Rabobank Nederland	2.8%

JPS

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 2

  as of December 31, 2009

Portfolio Allocation (as a % of total investments)

2009 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

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JHP

Performance

OVERVIEW

Nuveen Quality Preferred Income Fund 3

  as of December 31, 2009

Portfolio Allocation (as a % of total investments)

2009 Monthly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Excluding short-term investments.

Fund Snapshot

Common Share Price	$6.95
Common Share Net Asset Value	$7.45
Premium/(Discount) to NAV	-6.71%
Current Distribution Rate[1]	8.81%
Net Assets Applicable to Common Shares ($000)	$176,677

Average Annual Total Return

(Inception 12/18/02)

	On Share Price	On NAV
1-Year	54.50%	63.23%
5-Year	-4.74%	-4.65%
Since Inception	-1.55%	-0.20%

Industries

(as a % of total investments)

Commercial Banks	29.0%
Insurance	24.4%
Real Estate/Mortgage	12.2%
Capital Markets	6.1%
Electric Utilities	4.3%
Diversified Financial Services	4.1%
Diversified Telecommunication Services	3.3%
Short-Term Investments	4.1%
Other	12.5%

Top Five Issuers

(as a % of total investments)2

Wachovia Corporation	4.5%
Credit Agricole, S.A.	4.0%
Deutsche Bank AG	3.6%
Entergy Corporation	3.2%
Banco Espanol de Credito	2.8%

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Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 (the "Funds") as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 at December 31, 2009, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 24, 2010

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 70.6% (53.1% of Total Investments)
	Capital Markets – 6.1%
137,200	Ameriprise Financial, Inc.	7.750%	A	$3,450,580
124,900	BNY Capital Trust V, Series F	5.950%	Aa3	3,111,259
554,676	Credit Suisse	7.900%	Aa3	14,244,080
241,721	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	5,022,962
48,000	Deutsche Bank Contingent Capital Trust III	7.600%	Aa3	1,139,040
37,900	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	795,900
	Total Capital Markets			27,763,821
	Commercial Banks – 8.4%
57,200	ASBC Capital I	7.625%	A3	1,133,704
307,038	Banco Santander Finance, 144A	10.500%	A2	8,713,738
84,500	Banesto Holdings, Series A, 144A	10.500%	Baa1	2,117,781
2,100	Barclays Bank PLC	6.625%	BBB+	42,693
118,500	BB&T Capital Trust VI	9.600%	A2	3,367,770
30,800	BB&T Capital Trust VII	8.100%	A2	796,180
116,800	CoBank ACB, 144A	7.000%	N/R	4,354,456
46,000	CoBank ACB	0.000%	A	2,297,125
1,500	First Union Institutional Capital II (CORTS)	8.200%	A-	39,105
5,800	Goldman Sachs Group Inc., Series 2003-06 (SATURNS)	6.000%	A	126,411
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	A1	92,115
13,800	HSBC Holdings PLC	6.200%	A2	295,182
80,308	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,714,576
275,041	National City Capital Trust II	6.625%	Baa1	6,147,166
19,400	National City Capital Trust II	6.625%	Baa1	421,950
200,000	PFCI Capital Corporation	7.750%	A3	5,062,500
20,400	Wachovia Capital Trust IX	6.375%	A-	449,004
60,000	Wells Fargo Capital Trust IX	5.625%	A-	1,261,800
	Total Commercial Banks			38,433,256
	Diversified Financial Services – 3.3%
36,200	ING Groep N.V.	7.375%	Ba1	713,140
625,276	ING Groep N.V.	7.200%	Ba1	12,036,563
900	National Rural Utilities Cooperative Finance Corporation	6.750%	A3	23,265
34,900	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	846,325
63,465	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	1,503,486
	Total Diversified Financial Services			15,122,779
	Diversified Telecommunication Services – 0.5%
13,300	BellSouth Capital Funding (CORTS)	7.120%	A	327,098
79,135	BellSouth Corporation (CORTS)	7.000%	A	1,936,338
7,594	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	183,015
	Total Diversified Telecommunication Services			2,446,451
	Electric Utilities – 2.6%
61,305	Entergy Louisiana LLC	7.600%	A-	1,577,991
181,800	Entergy Texas Inc.	7.875%	BBB+	4,908,600
57,825	FPL Group Capital Inc.	6.600%	A3	1,485,524
47,800	Georgia Power Company	6.000%	A	1,209,340
100	Georgia Power Company	5.900%	A	2,512
89,700	PPL Energy Supply LLC	7.000%	BBB	2,365,389
	Total Electric Utilities			11,549,356
	Food Products – 0.5%
29,900	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,263,056

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance – 21.0%
795,723	Aegon N.V.	6.375%	BBB	$14,211,613
269,075	Allianz SE	8.375%	A+	6,642,789
2,200	Arch Capital Group Limited, Series B	7.875%	BBB-	54,890
492,912	Arch Capital Group Limited	8.000%	BBB-	12,332,658
317,100	Berkley WR Corporation, Capital Trust II	6.750%	BBB-	7,267,932
209,800	Delphi Financial Group, Inc.	8.000%	BBB+	5,091,846
229,800	Delphi Financial Group, Inc.	7.376%	BBB-	4,090,440
621,204	EverestRe Capital Trust II	6.200%	Baa1	12,747,106
210,720	Markel Corporation	7.500%	BBB	5,426,040
276,599	PartnerRe Limited, Series C	6.750%	BBB+	6,500,077
46,939	PartnerRe Limited, Series D	6.500%	BBB+	1,048,617
40,600	PLC Capital Trust III	7.500%	BBB	926,086
386,042	PLC Capital Trust IV	7.250%	BBB	8,377,111
4,200	PLC Capital Trust V	6.125%	BBB	82,572
166,360	Prudential PLC	6.750%	A-	3,992,640
235,502	RenaissanceRe Holdings Limited	6.600%	BBB+	4,945,542
64,600	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	1,527,790
34,500	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	675,165
	Total Insurance			95,940,914
	IT Services – 0.1%
23,200	Vertex Industries Inc. (PPLUS)	7.625%	A	589,976
	Media – 8.0%
16,000	CBS Corporation	7.250%	BBB-	363,200
131,141	CBS Corporation	6.750%	BBB-	2,765,764
618,684	Comcast Corporation	7.000%	BBB+	15,491,847
747,738	Viacom Inc.	6.850%	BBB	17,908,323
	Total Media			36,529,134
	Multi-Utilities – 3.9%
245,000	Dominion Resources Inc.	8.375%	BBB	6,713,000
10,000	Scana Corporation	7.700%	BBB-	263,850
396,642	Xcel Energy Inc.	7.600%	Baa2	10,550,677
	Total Multi-Utilities			17,527,527
	Oil, Gas & Consumable Fuels – 2.6%
477,470	Nexen Inc.	7.350%	BB+	11,817,383
	Pharmaceuticals – 0.1%
19,600	Bristol-Myers Squibb Company (CORTS)	6.250%	A+	497,056
1,500	Bristol-Myers Squibb Company Trust (CORTS)	6.800%	A+	39,195
	Total Pharmaceuticals			536,251
	Real Estate/Mortgage – 13.5%
202,147	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	3,749,827
80,607	Duke Realty Corporation, Series L	6.600%	Baa3	1,527,503
31,000	Duke Realty Corporation, Series N	7.250%	Baa3	657,200
12,066	First Industrial Realty Trust, Inc., Series J	7.250%	B2	203,191
568,339	HRPT Properties Trust, Series B	8.750%	Baa3	13,867,472
18,500	Kimco Realty Corporation, Series F	6.650%	Baa2	408,850
544,787	Kimco Realty Corporation, Series G	7.750%	Baa2	13,374,521
92,378	Prologis Trust, Series G	6.750%	Baa3	1,907,606
10,000	Public Storage, Inc., Series E	6.750%	Baa1	231,500
3,300	Public Storage, Inc., Series F	6.450%	Baa1	73,227
800	Public Storage, Inc., Series H	6.950%	Baa1	19,040
10,000	Public Storage, Inc., Series M	6.625%	Baa1	232,900
107,100	Public Storage, Inc., Series Y	6.850%	Baa1	2,523,544

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate/Mortgage (continued)
65,500	Realty Income Corporation	7.375%		Baa2	$1,651,910
105,700	Realty Income Corporation, Series E	6.750%		Baa2	2,528,344
10,155	Regency Centers Corporation	7.250%		BBB-	233,667
322,334	Vornado Realty LP	7.875%		BBB	7,842,386
165,282	Wachovia Preferred Funding Corporation	7.250%		A-	3,674,219
299,102	Weingarten Realty Investors, Series F	6.500%		Baa3	6,206,367
34,365	Weingarten Realty Trust	8.100%		BBB	754,312
100	Weingarten Realty Trust, Series E	6.950%		Baa3	2,140
	Total Real Estate/Mortgage				61,669,726
	Wireless Telecommunication Services – 0.0%
2,100	United States Cellular Corporation	7.500%		Baa2	52,311
	Total $25 Par (or similar) Preferred Securities (cost $342,494,177)				322,241,941
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 2.2% (1.7% of Total Investments)
	Commercial Banks – 2.2%
$5,000	National Australia Bank, (3)	8.000%	9/24/16	Aa3	$5,125,000
5,700	Swedbank ForengingsSparbanken AB, 144A	7.500%	9/11/12	Baa2	5,185,210
10,700	Total Commercial Banks				10,310,210
$10,700	Total Corporate Bonds (cost $11,275,680)				10,310,210
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 53.9% (40.6% of Total Investments)
	Capital Markets – 0.9%
1,900	MUFG Capital Finance 2	4.850%	7/25/56	A2	$2,165,377
2,200	UBS Perferred Funding Trust I	8.622%	10/01/51	BBB-	2,047,377
	Total Capital Markets				4,212,754
	Commercial Banks – 28.1%
18,600	AgFirst Farm Credit Bank	8.393%	12/15/16	A	14,365,505
2,400	AgFirst Farm Credit Bank	7.300%	12/15/53	A	1,746,648
5,920	Banco Santander Finance	10.500%	9/29/49	A2	6,566,233
6,900	Barclays Bank PLC, 144A	8.550%	6/15/15	BBB+	6,417,000
2,800	Barclays Bank PLC	6.278%	12/15/34	BBB+	2,114,000
2,800	BBVA International Unipersonal	5.919%	4/18/58	A2	2,257,144
1,000	BNP Paribas, 144A	7.195%	12/25/57	A	930,000
408	CBA Capital Trust I, 144A	5.805%	12/30/49	Aa3	361,686
3,500	Credit Agricole, S.A., 144A	8.375%	12/31/49	Aa3	3,721,764
11,600	Credit Agricole, S.A.	9.750%	12/26/54	Aa3	12,325,000
3,500	Fulton Capital Trust I	6.290%	2/01/36	Baa2	2,211,482
11,650	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	14,183,875
4,000	JP Morgan Chase Capital Trust XXVII	7.000%	11/01/39	A2	4,046,708
2,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	1,681,478
5,000	Nordea Bank AB	8.375%	3/25/15	A1	5,217,500
700	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	613,922
13,100	Rabobank Nederland, 144A	11.000%	12/31/49	Aa2	16,016,584
17,500	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	12,877,148
7,000	Societe Generale	8.750%	10/07/49	A1	7,094,325
5,000	Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	A3	4,314,680
2,600	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB	2,066,433
1,550	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	1,334,452

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Commercial Banks (continued)
4,700	Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	$4,418,000
800	Union Bank of Norway	7.068%	11/19/49	A2	1,118,180
	Total Commercial Banks				127,999,747
	Diversified Financial Services – 0.3%
400	Bank One Capital III	8.750%	9/01/30	A2	451,296
1,140	JPM Chase Capital XXV	6.800%	10/01/37	A2	1,136,171
	Total Diversified Financial Services				1,587,467
	Diversified Telecommunication Services – 3.4%
15	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	15,535,938
	Insurance – 14.4%
11,550	AXA S.A., 144A	6.463%	12/14/18	BBB+	9,066,750
3,000	AXA S.A., 144A	6.379%	12/14/36	BBB+	2,430,000
5,500	Great West Life and Annuity Capital I, 144A	6.625%	11/15/34	A-	4,155,866
3,800	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/46	A-	3,382,000
5,200	Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	5,044,000
2,000	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	2,010,000
1,400	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	887,244
4,100	National Financial Services Inc.	6.750%	5/15/37	Baa2	3,205,183
6,500	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	5,169,054
7,400	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	6,290,000
1,000	Progressive Corporation	6.700%	6/15/67	A2	886,114
3,200	Prudential Financial Inc.	8.875%	6/15/18	BBB+	3,424,000
2,000	Prudential PLC	6.500%	6/29/49	A-	1,640,000
22,000	XL Capital, Limited	6.500%	10/15/57	BBB-	16,830,000
1,260	ZFS Finance USA Trust V	6.500%	5/09/67	A	1,089,900
	Total Insurance				65,510,111
	Real Estate – 4.8%
19	Firstar Realty LLC, 144A	8.875%	12/31/50	Aa3	16,559,688
5	Sovereign Real Estate Investment Trust, 144A	12.000%	10/31/50	BBB+	5,496,261
	Total Real Estate				22,055,949
	Road & Rail – 1.6%
7,600	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB-	7,314,172
	Thrifts & Mortgage Finance – 0.4%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	1/27/49	A2	1,654,000
	Total Capital Preferred Securities (cost $277,735,700)				245,870,138
Shares	Description (1)				Value
	Investment Companies – 3.1% (2.3% of Total Investments)
315,548	Blackrock Preferred Income Strategies Fund				$2,962,996
415,561	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				5,805,387
352,012	John Hancock Preferred Income Fund III				5,311,861
	Total Investment Companies (cost $20,913,581)				14,080,244

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.1% (2.3% of Total Investments)
$13,969	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $13,969,207, collateralized by $14,360,000 U.S. Treasury Notes, 3.250%, due 12/31/16, value $14,252,300	0.000%	1/04/10	$13,969,207
	Total Short-Term Investments (cost $13,969,207)			13,969,207
	Total Investments (cost $666,388,345) – 132.9%			606,471,740
	Borrowings – (33.6)% (4), (5)			(153,375,000)
	Other Assets Less Liabilities – 0.7%			3,089,418
	Net Assets Applicable to Common Shares – 100%			$456,186,158

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2—Fair Value Measurements for more information.

  (4)  Borrowings as a percentage of Total Investments is 25.3%.

  (5)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2009, investments with a value of $494,974,513 have been pledged as collateral for Borrowings.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities

  PPLUS  PreferredPlus Trust

  SATURNS  Structured Asset Trust Unit Repackaging

See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 71.6% (54.7% of Total Investments)
	Capital Markets – 4.9%
381,200	Ameriprise Financial, Inc.	7.750%	A	$9,587,180
6,400	Credit Suisse	7.900%	Aa3	164,352
92,800	Deutsche Bank Capital Funding Trust I	7.350%	Aa3	2,131,616
1,201,135	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	24,959,585
17,800	Deutsche Bank Capital Funding Trust V	8.050%	Aa3	448,382
132,951	Deutsche Bank Capital Funding Trust VIII	6.375%	Aa3	3,002,034
68,000	Deutsche Bank Capital Funding Trust IX	6.625%	Aa3	1,427,320
96,600	Deutsche Bank Contingent Capital Trust III	7.600%	Aa3	2,292,318
1,800	Goldman Sachs Group Inc., Series 2003-11 (SATURNS)	5.625%	A1	36,702
70,214	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	1,474,494
800	Morgan Stanley Capital Trust V	5.750%	A3	15,720
	Total Capital Markets			45,539,703
	Commercial Banks – 6.5%
116,160	ASBC Capital I	7.625%	A3	2,302,291
136,324	Banco Santander Finance, 144A	10.500%	A2	3,868,875
731,000	Banesto Holdings, Series A, 144A	10.500%	Baa1	18,320,688
243,928	BB&T Capital Trust VI	9.600%	A2	6,932,434
62,500	BB&T Capital Trust VII	8.100%	A2	1,615,625
227,100	CoBank ACB, 144A	7.000%	N/R	8,466,583
82,000	CoBank ACB	0.000%	A	4,094,875
5,000	Goldman Sachs Group Inc., Series GSC-4 Class A (PPLUS)	6.000%	A2	105,700
101,900	HSBC Holdings PLC	6.200%	A2	2,179,641
202,101	National City Capital Trust II	6.625%	Baa1	4,516,957
289,600	PFCI Capital Corporation	7.750%	A3	7,330,500
	Total Commercial Banks			59,734,169
	Computers & Peripherals – 0.0%
6,200	IBM Inc., Trust Certificates, Series 2001-2	7.100%	A+	156,550
	Consumer Finance – 0.1%
19,800	HSBC USA Inc.	6.500%	A-	482,922
	Diversified Financial Services – 3.2%
799,762	ING Groep N.V.	7.200%	Ba1	15,395,419
729,555	ING Groep N.V.	7.050%	Ba1	13,540,541
24,400	JPMorgan Chase Capital Trust XI	5.875%	A2	539,972
	Total Diversified Financial Services			29,475,932
	Diversified Telecommunication Services – 0.2%
6,896	BellSouth Capital Funding (CORTS)	7.120%	A	169,599
43,200	BellSouth Corporation (CORTS)	7.000%	A	1,057,052
18,300	Verizon Communications (CORTS)	7.625%	A	465,186
5,100	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	122,910
	Total Diversified Telecommunication Services			1,814,747

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 5.0%
1,157,400	Entergy Mississippi Inc.	7.250%	A-	$29,762,541
69,300	Entergy Texas Inc.	7.875%	BBB+	1,871,100
22,342	FPL Group Capital Inc.	6.600%	A3	573,966
600	Georgia Power Company	6.000%	A	15,180
1,500	Georgia Power Company	5.900%	A	37,680
4,100	Gulf Power Company	5.875%	A	101,557
221,900	PPL Capital Funding, Inc.	6.850%	Baa2	5,678,421
319,475	PPL Energy Supply LLC	7.000%	BBB	8,424,556
	Total Electric Utilities			46,465,001
	Food Products – 0.5%
56,900	Dairy Farmers of America Inc., 144A	7.875%	BBB-	4,306,619
	Insurance – 19.8%
5,000	Aegon N.V.	6.875%	BBB	94,400
1,737,889	Aegon N.V.	6.375%	BBB	31,038,697
5,000	Aegon N.V.	7.250%	BBB	98,950
452,743	Allianz SE	8.375%	A+	11,177,093
963,483	Arch Capital Group Limited	8.000%	BBB-	24,106,345
720,846	Berkley WR Corporation, Capital Trust II	6.750%	BBB-	16,521,790
648,807	Delphi Financial Group, Inc.	8.000%	BBB+	15,746,546
404,400	Delphi Financial Group, Inc.	7.376%	BBB-	7,198,320
269,500	EverestRe Capital Trust II	6.200%	Baa1	5,530,140
599,080	Financial Security Assurance Holdings	6.250%	A+	9,941,014
485,400	Markel Corporation	7.500%	BBB	12,499,050
620,541	PartnerRe Limited, Series C	6.750%	BBB+	14,582,714
107,600	PLC Capital Trust III	7.500%	BBB	2,454,356
443,898	PLC Capital Trust IV	7.250%	BBB	9,632,587
12,463	Protective Life Corporation	7.250%	BBB	271,693
200,842	Prudential Financial Inc.	9.000%	BBB+	5,332,355
322,005	Prudential PLC	6.750%	A-	7,728,120
273,900	RenaissanceRe Holdings Limited	6.600%	BBB+	5,751,900
139,500	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	3,299,175
6,900	Torchmark Capital Trust III	7.100%	BBB+	172,500
	Total Insurance			183,177,745
	IT Services – 0.0%
5,800	Vertex Industries Inc. (PPLUS)	7.625%	A	147,494
	Media – 7.2%
29,063	CBS Corporation	7.250%	BBB-	659,730
746,750	CBS Corporation	6.750%	BBB-	15,748,958
1,084,356	Comcast Corporation	7.000%	BBB+	27,152,274
965,340	Viacom Inc.	6.850%	BBB	23,119,893
	Total Media			66,680,855
	Multi-Utilities – 4.3%
543,823	Dominion Resources Inc.	8.375%	BBB	14,900,750
148,500	Scana Corporation	7.700%	BBB-	3,918,173
773,382	Xcel Energy Inc.	7.600%	Baa2	20,571,961
	Total Multi-Utilities			39,390,884
	Oil, Gas & Consumable Fuels – 2.2%
803,273	Nexen Inc.	7.350%	BB+	19,881,007

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Coupon		Ratings (2)	Value
	Pharmaceuticals – 0.0%
4,700	Bristol-Myers Squibb Company (CORTS)	6.250%		A+	$119,192
3,100	Bristol-Myers Squibb Company Trust (CORTS)	6.800%		A+	81,003
	Total Pharmaceuticals				200,195
	Real Estate/Mortgage – 17.6%
306,403	Developers Diversified Realty Corporation, Series G	8.000%		Ba1	6,128,060
19,908	Developers Diversified Realty Corporation, Series H	7.375%		Ba1	369,293
162,167	Duke Realty Corporation, Series L	6.600%		Baa3	3,073,065
3,001	Duke Realty Corpoation, Series O	8.375%		Baa3	73,765
8,300	Harris Preferred Capital Corporation, Series A	7.375%		A2	189,738
1,022,865	HRPT Properties Trust, Series B	8.750%		Baa3	24,957,906
42,480	HRPT Properties Trust, Series C	7.125%		Baa3	864,893
73,300	Kimco Realty Corporation, Series F	6.650%		Baa2	1,619,930
759,230	Kimco Realty Corporation, Series G	7.750%		Baa2	18,639,097
89,050	Prologis Trust, Series G	6.750%		Baa3	1,838,883
11,500	Public Storage, Inc., Series C	6.600%		Baa1	260,015
81,700	Public Storage, Inc., Series E	6.750%		Baa1	1,891,355
17,530	Public Storage, Inc., Series H	6.950%		Baa1	417,214
67,600	Public Storage, Inc., Series Y	6.850%		Baa1	1,592,825
123,100	Realty Income Corporation	7.375%		Baa2	3,104,582
447,758	Realty Income Corporation, Series E	6.750%		Baa2	10,710,371
190,545	Regency Centers Corporation	7.450%		Baa3	4,460,658
221,836	Regency Centers Corporation	7.250%		BBB-	5,104,446
946,521	Vornado Realty LP	7.875%		BBB	23,028,856
1,932,592	Wachovia Preferred Funding Corporation	7.250%		A-	42,961,518
198,268	Weingarten Realty Investors, Series F	6.500%		Baa3	4,114,061
160,100	Weingarten Realty Trust	8.100%		BBB	3,514,195
149,245	Weingarten Realty Trust, Series E	6.950%		Baa3	3,193,843
	Total Real Estate/Mortgage				162,108,569
	Wireless Telecommunication Services – 0.1%
37,100	Telephone and Data Systems Inc.	7.600%		Baa2	911,176
3,900	United States Cellular Corporation	7.500%		Baa2	97,149
	Total Wireless Telecommunication Services				1,008,325
	Total $25 Par (or similar) Preferred Securities (cost $711,055,292)				660,570,717
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 1.8% (1.4% of Total Investments)
	Commercial Banks – 1.0%
$6,000	National Australia Bank, (3)	8.000%	9/24/16	Aa3	$6,150,000
3,650	Swedbank ForengingsSparbanken AB, 144A	7.500%	9/11/12	Baa2	3,320,354
9,650	Total Commercial Banks				9,470,354
	Electric Utilities – 0.8%
8,000	FPL Group Capital Inc.	6.650%	6/15/17	A3	7,490,680
$17,650	Total Corporate Bonds (cost $17,512,547)				16,961,034

Nuveen Investments

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Capital Preferred Securities – 49.0% (37.4% of Total Investments)
		Capital Markets – 1.2%
3,600		MUFG Capital Finance 2	4.850%	7/25/56	A2	$4,102,820
7,900		UBS Perferred Funding Trust I	8.622%	10/01/51	BBB-	7,351,945
		Total Capital Markets				11,454,765
		Commercial Banks – 29.7%
5,500		AB Svensk Exportkredit, 144A	6.375%	10/27/49	Aa3	4,325,618
23,400		AgFirst Farm Credit Bank	8.393%	12/15/16	A	18,072,733
6,800		AgFirst Farm Credit Bank	7.300%	12/15/53	A	4,948,836
15,724		Banco Santander Finance	10.500%	9/29/49	A2	17,440,448
34,700		Barclays Bank PLC, 144A	8.550%	6/15/15	BBB+	32,270,999
5,000		Barclays Bank PLC	6.278%	12/15/34	BBB+	3,775,000
8,650		BBVA International Unipersonal	5.919%	4/18/58	A2	6,972,964
6,250		Credit Agricole, S.A., 144A	6.637%	5/30/49	Aa3	5,156,250
22,200		Credit Agricole, S.A.	9.750%	12/26/54	Aa3	23,587,500
3,000		Credit Suisse thru Claudius Limited	8.250%	6/27/49	Aa3	3,093,000
1,500		First Empire Capital Trust I	8.234%	2/01/27	Baa1	1,344,866
17,095		First Union Capital Trust II, Series A	7.950%	11/15/29	A-	16,650,633
6,800		Fulton Capital Trust I	6.290%	2/01/36	Baa2	4,296,594
4,650		HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	5,661,375
8,000		JP Morgan Chase Capital Trust XXVII	7.000%	11/01/39	A2	8,093,416
6,000		KeyCorp Capital III	7.750%	7/15/29	Baa2	5,044,434
6,900		LBG Capital I PLC	8.000%	6/15/20	B+	5,347,500
8,100		Nordea Bank AB	8.375%	3/25/15	A1	8,452,350
8,000		North Fork Capital Trust II	8.000%	12/15/27	Baa2	7,304,000
10,000		Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	8,770,310
26,200		Rabobank Nederland, 144A	11.000%	12/31/49	Aa2	32,033,167
8,000		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	5,886,696
12,000		Societe Generale	8.750%	10/07/49	A1	12,161,700
5,000		Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	A3	4,314,680
650		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	559,609
9,000		Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	8,460,000
1,500		Union Bank of Norway	7.068%	11/19/49	A2	2,096,588
–	(4)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	BB	17,415,000
		Total Commercial Banks				273,536,266
		Diversified Financial Services – 2.4%
5,000		Bank One Capital III	8.750%	9/01/30	A2	5,641,195
12,811		Countrywide Capital Trust III, Series B	8.050%	6/15/27	Baa3	12,037,472
1,775		JPMorgan Chase Capital Trust XX Series T	6.550%	9/29/36	A2	1,631,658
3,000		JPMorgan Chase Capital Trust XVIII	6.950%	8/17/36	A2	2,923,260
		Total Diversified Financial Services				22,233,585
		Diversified Telecommunication Services – 3.6%
32		Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	32,854,687
		Insurance – 10.3%
2,200		AXA S.A., 144A	6.463%	12/14/18	BBB+	1,727,000
8,000		AXA S.A., 144A	6.379%	12/14/36	BBB+	6,480,000
6,750		AXA-UAP	8.600%	12/15/30	A-	7,864,371
6,600		Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/46	A-	5,874,000
800		Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	776,000
3,500		MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	3,517,500
1,200		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	760,495
6,400		National Financial Services Inc.	6.750%	5/15/37	Baa2	5,003,213
12,300		Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	9,781,440
17,600		Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	14,960,000
6,300		Progressive Corporation	6.700%	6/15/67	A2	5,582,518
6,600		Prudential Financial Inc.	8.875%	6/15/18	BBB+	7,062,000

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
2,850	Prudential PLC	6.500%	6/29/49	A-	$2,337,000
28,900	XL Capital, Limited	6.500%	10/15/57	BBB-	22,108,500
957	ZFS Finance USA Trust V	6.500%	5/09/67	A	827,805
	Total Insurance				94,661,842
	Real Estate – 1.2%
10	Sovereign Real Estate Investment Trust, 144A	12.000%	10/31/50	BBB+	11,518,438
	Road & Rail – 0.6%
5,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB-	5,196,911
	Total Capital Preferred Securities (cost $497,394,744)				451,456,494
Shares	Description (1)				Value
	Investment Companies – 3.6% (2.8% of Total Investments)
838,654	Blackrock Preferred Income Strategies Fund				$7,874,961
1,025,979	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				14,332,927
728,065	John Hancock Preferred Income Fund III				10,986,501
	Total Investment Companies (cost $51,148,059)				33,194,389
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Short-Term Investments – 4.9% (3.7% of Total Investments)
	U.S. Government and Agency Obligations – 0.8% (0.6% of Total Investments)
$7,000	U.S. Treasury Notes	1.500%	10/31/10	AAA	$7,063,987
7,000	Total U.S. Government and Agency Obligations				7,063,987
	Repurchase Agreements – 4.1% (3.1% of Total Investments)
37,929	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $37,929,122, collateralized by $38,985,000 U.S. Treasury Notes, 3.250%, due 12/31/16, value $38,692,613	0.000%	1/04/10	N/A	37,929,122
	Total Short-Term Investments (cost $44,943,659)				44,993,109
	Total Investments (cost $1,322,054,301) – 130.9%				1,207,175,743
	Borrowings – (31.4)% (5), (6)				(289,500,000)
	Other Assets Less Liabilities – 0.5%				4,678,370
	Net Assets Applicable to Common Shares – 100%				$922,354,113

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2—Fair Value Measurements for more information.

  (4)  Principal Amount (000) rounds to less than $1,000.

  (5)  Borrowings as a percentage of Total Investments is 24.0%.

  (6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2009, investments with a value of $1,083,182,286 have been pledged as collateral for Borrowings.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities

  PPLUS  PreferredPlus Trust

  SATURNS  Structured Asset Trust Unit Repackaging

See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 74.4% (56.6% of Total Investments)
	Capital Markets – 7.5%
60,700	Ameriprise Financial, Inc.	7.750%	A	$1,526,605
136,600	Credit Suisse	7.900%	Aa3	3,507,888
388,759	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	8,078,412
12,200	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	256,200
	Total Capital Markets			13,369,105
	Commercial Banks – 11.1%
22,100	ASBC Capital I	7.625%	A3	438,022
110,170	Banco Santander Finance, 144A	10.500%	A2	3,126,625
246,100	Banesto Holdings, Series A, 144A	10.500%	Baa1	6,167,881
37,400	BB&T Capital Trust VI	9.600%	A2	1,062,908
21,200	BB&T Capital Trust VII	8.100%	A2	548,020
44,500	CoBank ACB, 144A	7.000%	N/R	1,659,018
16,000	CoBank ACB	0.000%	A	799,000
111,802	HSBC Finance Corporation	6.875%	A	2,739,149
8,000	Merrill Lynch Capital Trust I	6.450%	Baa3	153,120
5,500	Merrill Lynch Capital Trust II	6.450%	Baa3	105,050
25,000	Merrill Lynch Capital Trust III	7.375%	Baa3	544,250
100,278	National City Capital Trust II	6.625%	Baa1	2,241,213
	Total Commercial Banks			19,584,256
	Diversified Financial Services – 3.1%
73,500	BAC Capital Trust XII	6.875%	Baa3	1,594,950
53,800	Countrywide Capital IV Trust	6.750%	Baa3	1,149,706
113,800	ING Groep N.V.	7.050%	Ba1	2,112,128
23,180	National Rural Utilities Cooperative Finance Corporation	5.950%	A3	549,134
	Total Diversified Financial Services			5,405,918
	Diversified Telecommunication Services – 1.3%
56,109	AT&T Inc.	6.375%	A	1,497,549
600	BellSouth Capital Funding (CORTS)	7.120%	A	14,756
4,600	BellSouth Corporation (CORTS)	7.000%	A	112,556
25,000	Verizon Communications (CORTS)	7.625%	A	635,500
	Total Diversified Telecommunication Services			2,260,361
	Electric Utilities – 4.5%
194,347	Entergy Mississippi Inc.	7.250%	A-	4,997,633
78,100	Entergy Texas Inc.	7.875%	BBB+	2,108,700
31,700	PPL Energy Supply LLC	7.000%	BBB	835,929
	Total Electric Utilities			7,942,262
	Food Products – 0.5%
11,000	Dairy Farmers of America Inc., 144A	7.875%	BBB-	832,563

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance – 20.0%
319,390	Aegon N.V.	6.375%	BBB	$5,704,305
75,054	Allianz SE	8.375%	A+	1,852,896
188,583	Arch Capital Group Limited	8.000%	BBB-	4,718,347
53,300	Berkley WR Corporation, Capital Trust II	6.750%	BBB-	1,221,636
133,300	Delphi Financial Group, Inc.	8.000%	BBB+	3,235,191
90,100	Delphi Financial Group, Inc.	7.376%	BBB-	1,603,780
108,767	EverestRe Capital Trust II	6.200%	Baa1	2,231,899
142,875	Financial Security Assurance Holdings	6.250%	A+	2,370,839
170,100	PartnerRe Limited, Series C	6.750%	BBB+	3,997,350
59,843	PLC Capital Trust III	7.500%	BBB	1,365,019
20,700	PLC Capital Trust IV	7.250%	BBB	449,190
8,500	PLC Capital Trust V	6.125%	BBB	167,110
147,963	Protective Life Corporation	7.250%	BBB	3,225,593
63,344	Prudential PLC	6.750%	A-	1,520,256
73,466	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	1,737,471
	Total Insurance			35,400,882
	Media – 4.0%
58,700	CBS Corporation	6.750%	BBB-	1,237,983
247,414	Viacom Inc.	6.850%	BBB	5,925,565
	Total Media			7,163,548
	Multi-Utilities – 3.6%
105,500	Dominion Resources Inc.	8.375%	BBB	2,890,700
129,200	Xcel Energy Inc.	7.600%	Baa2	3,436,720
	Total Multi-Utilities			6,327,420
	Oil, Gas & Consumable Fuels – 2.7%
192,700	Nexen Inc.	7.350%	BB+	4,769,325
	Pharmaceuticals – 0.1%
8,700	Bristol-Myers Squibb Company (CORTS)	6.250%	A+	220,632
	Real Estate/Mortgage – 16.0%
65,300	Developers Diversified Realty Corporation, Series G	8.000%	Ba1	1,306,000
134,729	HRPT Properties Trust, Series B	8.750%	Baa3	3,287,388
48,011	HRPT Properties Trust, Series C	7.125%	Baa3	977,504
21,800	Kimco Realty Corporation, Series F	6.650%	Baa2	481,780
122,736	Kimco Realty Corporation, Series G	7.750%	Baa2	3,013,169
11,100	Prologis Trust, Series G	6.750%	Baa3	229,215
109,620	Public Storage, Inc.	6.750%	Baa1	2,551,954
14,000	Public Storage, Inc., Series H	6.950%	Baa1	333,200
26,299	Public Storage, Inc., Series X	6.450%	Baa1	587,257
77,300	Public Storage, Inc., Series Y	6.850%	Baa1	1,821,381
20,600	Realty Income Corporation	6.750%	Baa2	492,752
30,772	Regency Centers Corporation	7.450%	Baa3	720,373
69,809	Regency Centers Corporation	7.250%	BBB-	1,606,305
31,800	United Dominion Realty Trust	6.750%	Baa3	734,580
150,320	Vornado Realty LP	7.875%	BBB	3,657,286
80,367	Wachovia Preferred Funding Corporation	7.250%	A-	1,786,558
212,035	Weingarten Realty Trust	8.100%	BBB	4,654,167
	Total Real Estate/Mortgage			28,240,869
	Total $25 Par (or similar) Preferred Securities (cost $140,063,175)			131,517,141

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Corporate Bonds – 1.2% (0.9% of Total Investments)
	Commercial Banks – 1.2%
$2,000	National Australia Bank, (3)	8.000%	9/24/16	Aa3	$2,050,000
$2,000	Total Corporate Bonds (cost $2,025,700)				2,050,000
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 46.5% (35.3% of Total Investments)
	Capital Markets – 0.5%
700	MUFG Capital Finance 2	4.850%	7/25/56	A2	$797,771
	Commercial Banks – 25.9%
1,800	AgFirst Farm Credit Bank	7.300%	12/15/53	A	1,309,986
3,100	Barclays Bank PLC, 144A	8.550%	6/15/15	BBB+	2,883,000
500	Barclays Bank PLC, 144A	7.434%	12/15/57	BBB+	462,500
1,000	Barclays Bank PLC	6.278%	12/15/34	BBB+	755,000
700	BBVA International Unipersonal	5.919%	4/18/58	A2	564,286
4,250	Credit Agricole, S.A., 144A	6.637%	5/30/49	Aa3	3,506,250
5,000	Credit Agricole, S.A.	9.750%	12/26/54	Aa3	5,312,500
1,000	First Empire Capital Trust I	8.234%	2/01/27	Baa1	896,577
8,485	First Union Capital Trust II, Series A	7.950%	11/15/29	A-	8,264,441
500	Fulton Capital Trust I	6.290%	2/01/36	Baa2	315,926
1,500	JP Morgan Chase Capital Trust XXVII	7.000%	11/01/39	A2	1,517,516
1,900	Nordea Bank AB	8.375%	3/25/15	A1	1,982,650
2,000	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	1,754,062
5,000	Rabobank Nederland, 144A	11.000%	12/31/49	Aa2	6,113,200
4,000	Societe Generale	8.750%	10/07/49	A1	4,053,900
1,200	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	1,033,124
– (4)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	BB	5,079,375
	Total Commercial Banks				45,804,293
	Diversified Financial Services – 2.4%
2,000	JPMorgan Chase Capital Trust XX Ser T	6.550%	9/29/36	A2	1,838,488
2,340	JPM Chase Capital XXV	6.800%	10/01/37	A2	2,332,140
	Total Diversified Financial Services				4,170,628
	Diversified Telecommunication Services – 3.1%
5	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	5,358,625
	Electric Utilities – 1.1%
2,000	FPL Group Capital Inc.	7.300%	9/01/17	A3	1,962,824
	Insurance – 12.0%
2,300	AXA S.A., 144A	6.463%	12/14/18	BBB+	1,805,500
5,000	AXA S.A., 144A	6.379%	12/14/36	BBB+	4,050,000
1,850	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/46	A-	1,646,500
1,700	Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	1,649,000
1,000	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	1,005,000
400	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	253,498
600	National Financial Services Inc.	6.750%	5/15/37	Baa2	469,051
2,400	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	1,908,574
1,600	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	1,360,000
2,000	Progressive Corporation	6.700%	6/15/67	A2	1,772,228
1,500	Prudential Financial Inc.	8.875%	6/15/18	BBB+	1,605,000
1,700	Prudential PLC	6.500%	6/29/49	A-	1,394,000
3,000	XL Capital, Limited	6.500%	10/15/57	BBB-	2,295,000
54	ZFS Finance USA Trust V	6.500%	5/09/67	A	46,710
	Total Insurance				21,260,061

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3 (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Road & Rail – 1.5%
2,785	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB-	$2,680,259
	Total Capital Preferred Securities (cost $86,189,755)				82,034,461
Shares	Description (1)				Value
	Investment Companies – 4.0% (3.1% of Total Investments)
172,099	Blackrock Preferred Income Strategies Fund				$1,616,009
11,507	Blackrock Preferred Opportunity Trust				118,177
215,941	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				3,016,696
157,399	John Hancock Preferred Income Fund III				2,375,151
	Total Investment Companies (cost $11,060,770)				7,126,033
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.4% (4.1% of Total Investments)
$9,609	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $9,609,295, collateralized by $9,840,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $9,803,100	0.000%	1/04/10		$9,609,295
	Total Short-Term Investments (cost $9,609,295)				9,609,295
	Total Investments (cost $248,948,695) – 131.5%				232,336,930
	Borrowings – (31.1)% (5), (6)				(55,000,000)
	Other Assets Less Liabilities – (0.4)%				(659,921)
	Net Assets Applicable to Common Shares – 100%				$176,677,009

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2—Fair Value Measurements for more information.

  (4)  Principal Amount (000) rounds to less than $1,000.

  (5)  Borrowings as a percentage of Total Investments is 23.7%.

  (6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2009, investments with a value of $149,075,157 have been pledged as collateral for Borrowings.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  CORTS  Corporate Backed Trust Securities

  PPLUS  PreferredPlus Trust

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2009

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Investments, at value (cost $666,388,345, $1,322,054,301 and $248,948,695, respectively)	$606,471,740	$1,207,175,743	$232,336,930
Cash	4,004	8,006	1,529
Receivables:
Dividends	1,073,063	1,963,658	513,428
Interest	2,589,911	4,285,355	796,270
Investments sold	11,876	81,303	5,938
Other assets	113,793	197,082	41,102
Total assets	610,264,387	1,213,711,147	233,695,197
Liabilities
Borrowings	153,375,000	289,500,000	55,000,000
Payable for investments purchased	—	518,383	1,757,871
Accrued expenses:
Interest on borrowings	15,461	29,709	5,503
Management fees	409,955	799,518	140,690
Other	277,813	509,424	114,124
Total liabilities	154,078,229	291,357,034	57,018,188
Net assets applicable to Common shares	$456,186,158	$922,354,113	$176,677,009
Common shares outstanding	64,632,295	120,321,842	23,714,024
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$7.06	$7.67	$7.45
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$646,323	$1,203,218	$237,140
Paid-in surplus	893,248,924	1,684,817,813	327,398,615
Undistributed (Over-distribution of) net investment income	5,311,707	1,393,442	899,224
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(383,102,823)	(650,179,215)	(135,245,792)
Net unrealized appreciation (depreciation) of investments and foreign currency	(59,917,973)	(114,881,145)	(16,612,178)
Net assets applicable to Common shares	$456,186,158	$922,354,113	$176,677,009
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2009

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends (net of foreign tax withheld of $2,503, $0 and $0, respectively)	$27,742,416	$59,673,007	$11,888,184
Interest	18,949,746	34,664,753	5,351,957
Total investment income	46,692,162	94,337,760	17,240,141
Expenses
Management fees	4,282,135	8,408,955	1,622,234
FundPreferred shares – auction fees	76,562	156,080	20,105
FundPreferred shares – dividend disbursing agent fees	18,974	32,066	15,682
Shareholders' servicing agent fees and expenses	6,942	8,771	1,375
Interest expense on borrowings and amortization of borrowing costs	1,984,647	3,876,960	745,784
Custodian's fees and expenses	82,808	154,677	39,168
Trustees' fees and expenses	16,188	31,963	6,231
Professional fees	73,882	132,354	45,196
Shareholders' reports – printing and mailing expenses	142,403	233,209	53,352
Stock exchange listing fees	22,180	41,359	9,234
Other expenses	19,975	24,063	30,657
Total expenses before custodian fee credit and expense reimbursement	6,726,696	13,100,457	2,589,018
Custodian fee credit	(16)	(24)	(14)
Expense reimbursement	(545,782)	(1,290,882)	(288,863)
Net expenses	6,180,898	11,809,551	2,300,141
Net investment income	40,511,264	82,528,209	14,940,000
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(138,350,977)	(269,653,346)	(41,942,712)
Interest rate swaps	(2,823,614)	(5,931,494)	(1,522,105)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	256,613,684	547,248,464	97,506,634
Interest rate swaps	2,348,600	4,813,203	1,294,639
Net realized and unrealized gain (loss)	117,787,693	276,476,827	55,336,456
Distributions to FundPreferred Shareholders
From net investment income	(147,774)	(292,317)	(40,469)
Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(147,774)	(292,317)	(40,469)
Net increase (decrease) in net assets applicable to Common shares from operations	$158,151,183	$358,712,719	$70,235,987

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Operations
Net investment income	$40,511,264	$71,045,039	$82,528,209	$141,902,537
Net realized gain (loss) from:
Investments and foreign currency	(138,350,977)	(204,912,153)	(269,653,346)	(347,980,366)
Futures contracts	—	117,534	—	227,966
Interest rate swaps	(2,823,614)	(1,561,031)	(5,931,494)	(1,578,846)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	256,613,684	(167,194,675)	547,248,464	(386,808,502)
Interest rate swaps	2,348,600	(1,361,524)	4,813,203	(4,394,546)
Distributions to FundPreferred shareholders:
From net investment income	(147,774)	(12,141,296)	(292,317)	(21,928,974)
Net increase (decrease) in net assets applicable to Common shares from operations	158,151,183	(316,008,106)	358,712,719	(620,560,731)
Distributions to Common Shareholders
From net investment income	(37,188,166)	(58,051,096)	(83,758,923)	(116,625,002)
Tax return of capital	(4,357,413)	(736,940)	(4,197,409)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(41,545,579)	(58,788,036)	(87,956,332)	(116,625,002)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	310,310	121,817	2,220,602	437,428
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	310,310	121,817	2,220,602	437,428
Net increase (decrease) in net assets applicable to Common shares	116,915,914	(374,674,325)	272,976,989	(736,748,305)
Net assets applicable to Common shares at the beginning of year	339,270,244	713,944,569	649,377,124	1,386,125,429
Net assets applicable to Common shares at the end of year	$456,186,158	$339,270,244	$922,354,113	$649,377,124
Undistributed (Over-distribution of) net investment income at the end of year	$5,311,707	$678,591	$1,393,442	$77,778

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Quality Preferred Income 3 (JHP)
	Year Ended 12/31/09	Year Ended 12/31/08
Operations
Net investment income	$14,940,000	$25,615,406
Net realized gain (loss) from:
Investments and foreign currency	(41,942,712)	(81,640,253)
Futures contracts	—	47,713
Interest rate swaps	(1,522,105)	(171,246)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	97,506,634	(55,396,810)
Interest rate swaps	1,294,639	(1,440,594)
Distributions to FundPreferred shareholders:
From net investment income	(40,469)	(4,597,417)
Net increase (decrease) in net assets applicable to Common shares from operations	70,235,987	(117,583,201)
Distributions to Common Shareholders
From net investment income	(13,719,498)	(21,114,010)
Tax return of capital	(1,810,986)	(566,707)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(15,530,484)	(21,680,717)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	101,319	52,816
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	101,319	52,816
Net increase (decrease) in net assets applicable to Common shares	54,806,822	(139,211,102)
Net assets applicable to Common shares at the beginning of year	121,870,187	261,081,289
Net assets applicable to Common shares at the end of year	$176,677,009	$121,870,187
Undistributed (Over-distribution of) net investment income at the end of year	$899,224	$(423,784)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2009

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$158,151,183	$358,712,719	$70,235,987
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(137,126,709)	(257,999,463)	(63,375,961)
Proceeds from sales and maturities of investments	144,728,020	297,749,320	65,325,739
Proceeds from (Purchases of) short-term investments, net	(7,204,554)	(31,049,069)	(5,918,534)
Proceeds from (Payments for) closed foreign currency spot contracts	44,448	258,879	63,159
Proceeds from (Payments for) terminated interest rate swap contracts	(2,823,614)	(5,931,494)	(1,522,105)
Amortization (Accretion) of premiums and discounts, net	282,991	550,527	52,485
(Increase) Decrease in cash equivalents	71,487,794	109,270,267	38,904,686
(Increase) Decrease in receivable for dividends	68,571	(249,861)	(126,687)
(Increase) Decrease in receivable for interest	1,041,972	3,308,259	218,271
(Increase) Decrease in receivable for investments sold	223,876	2,246,161	89,640
(Increase) Decrease in other assets	(2,554)	(6,537)	(6,804)
Increase (Decrease) in payable for FundPreferred share dividends	(1,868)	(1,328)	(938)
Increase (Decrease) in payable for investments purchased	—	518,383	1,757,871
Increase (Decrease) in accrued fees on borrowings	(214,213)	(409,384)	(71,405)
Increase (Decrease) in accrued interest on borrowings	(63,818)	(123,546)	(22,824)
Increase (Decrease) in accrued management fees	64,862	170,782	35,323
Increase (Decrease) in accrued other liabilities	(200,273)	(356,267)	(65,351)
Net realized (gain) loss from investments and foreign currency	138,350,977	269,653,346	41,942,712
Net realized (gain) loss from interest rate swaps	2,823,614	5,931,494	1,522,105
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(256,613,684)	(547,248,464)	(97,506,634)
Change in net unrealized (appreciation) depreciation of interest rate swaps	(2,348,600)	(4,813,203)	(1,294,639)
Net cash provided by (used in) operating activities	110,668,421	200,181,521	50,236,096
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	66,875,000	124,300,000	22,000,000
Increase (Decrease) in payable for FundPreferred shares noticed for redemption, at liquidation value	(71,475,000)	(109,250,000)	(38,900,000)
Increase (Decrease) in FundPreferred shares, at liquidation value	(64,875,000)	(130,000,000)	(18,100,000)
Cash distributions paid to Common shareholders	(41,235,269)	(85,735,730)	(15,429,165)
Net cash provided by (used in) financing activities	(110,710,269)	(200,685,730)	(50,429,165)
Net Increase (Decrease) in Cash	(41,848)	(504,209)	(193,069)
Cash at the beginning of year	45,852	512,215	194,598
Cash at the End of Year	$4,004	$8,006	$1,529

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) was $1,875,179, $3,659,890 and $702,513 for Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $310,310, $2,220,602, and $101,319 for Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding Common share New York Stock Exchange (NYSE) symbols are Nuveen Quality Preferred Income Fund (JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Quality Preferred Income's (JTP) investment objective is high current income consistent with capital preservation. The Fund's secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of its managed assets in taxable preferred securities, that, at the time of investment, are rated investment grade (Baa/BBB or better). The Fund may invest up to 20% of its managed assets in debt securities, including convertibles, rated investment grade at the time of investment.

Quality Preferred Income 2's (JPS) and Quality Preferred Income 3's (JHP) investment objective is high current income consistent with capital preservation. Each Fund's secondary investment objective is to enhance portfolio value. Each invest at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund's total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization and lower by another.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. The prices of fixed-income securities and interest rate swap contracts are provided by an independent pricing service approved by the Funds' Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Repurchase agreements are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

FundPreferred Shares

During the fiscal year ended December 31, 2009, the Funds had outstanding auction rate preferred shares ("Fund Preferred"), $25,000 stated liquidation value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' Common share earnings likely have been lower than they otherwise might have been.

Effective May 1, 2009, auction participation fees with respect to auctions that had failed had been reduced from 25 bps (annualized) to 15 bps (annualized). All participants had signed new agreements incorporating this change.

During the fiscal years ended December 31, 2009 and December 31, 2008, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) redeemed all of their outstanding FundPreferred shares, at liquidation values of $440,000,000, $800,000,000 and $166,000,000, respectively.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that each Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of "Net realized gain (loss) from investments and foreign currency" and "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended December 31, 2009.

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund's portfolio of investments. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate to be paid or received payment expected to be received or paid and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period reflected on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2009, was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$44,000,000	$80,000,000	$16,800,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Funds were not invested in interest rate swaps at the end of the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Funds' investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2009:

Quality Preferred Income (JTP)	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$294,453,404	$273,658,675	$—	$568,112,079
Corporate Bonds	—	5,185,210	5,125,000	10,310,210
Investment Companies	14,080,244	—	—	14,080,244
Short-Term Investments	13,969,207	—	—	13,969,207
Total	$322,502,855	$278,843,885	$5,125,000	$606,471,740
Quality Preferred Income 2 (JPS)	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$590,195,696	$521,831,515	$—	$1,112,027,211
Corporate Bonds	—	10,811,034	6,150,000	16,961,034
Investment Companies	33,194,389	—	—	33,194,389
Short-Term Investments	44,993,109	—	—	44,993,109
Total	$668,383,194	$532,642,549	$6,150,000	$1,207,175,743
Quality Preferred Income 3 (JHP)	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$115,886,251	$97,665,351	$—	$213,551,602
Corporate Bonds	—	—	2,050,000	2,050,000
Investment Companies	7,126,033	—	—	7,126,033
Short-Term Investments	9,609,295	—	—	9,609,295
Total	$132,621,579	$97,665,351	$2,050,000	$232,336,930

*  Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

	Quality Preferred Income (JTP) Level 3 Corporate Bonds	Quality Preferred Income 2 (JPS) Level 3 Corporate Bonds	Quality Preferred Income 3 (JHP) Level 3 Corporate Bonds
Balance as of beginning of year	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	62,500	67,750	22,500
Net purchases at cost (sales at proceeds)	5,062,500	6,082,250	2,027,500
Net discounts (premiums)	—	—	—
Net transfers in to (out of) at end of period fair value	—	—	—
Balance as of end of year	$5,125,000	$6,150,000	$2,050,000

Nuveen Investments

"Change in net unrealized appreciation (depreciation) of investments and foreign currency" presented on the Statement of Operations includes net appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Level 3 net appreciation (depreciation)	$62,500	$67,750	$22,500

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 — General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The Funds had no derivative contracts outstanding at December 31, 2009.

Net Realized Gain (Loss) from Interest Rate Swaps	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Risk Exposure
Interest Rate	$(2,823,614)	$(5,931,494)	$(1,522,105)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Risk Exposure
Interest Rate	$2,348,600	$4,813,203	$1,294,639

4. Fund Shares

Common Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Common shares issued to shareholders due to reinvestment of distributions	64,645	10,002	409,462	66,681	18,863	4,252

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

FundPreferred Shares

Transactions in FundPreferred shares were as follows:

	Quality Preferred Income (JTP)				Quality Preferred Income 2 (JPS)
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/09		Year Ended 12/31/08
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed and/or noticed for redemption:
Series M	519	$12,975,000	3,001	$75,025,000	780	$19,500,000	4,020	$100,500,000
Series T	519	12,975,000	3,001	75,025,000	780	19,500,000	4,020	100,500,000
Series T2	—	—	—	—	650	16,250,000	3,350	83,750,000
Series W	519	12,975,000	3,001	75,025,000	780	19,500,000	4,020	100,500,000
Series TH	519	12,975,000	3,001	75,025,000	780	19,500,000	4,020	100,500,000
Series TH2	—	—	—	—	650	16,250,000	3,350	83,750,000
Series F	519	12,975,000	3,001	75,025,000	780	19,500,000	4,020	100,500,000
Total	2,595	$64,875,000	15,005	$375,125,000	5,200	$130,000,000	26,800	$670,000,000

	Quality Preferred Income 3 (JHP)
	Year Ended 12/31/09		Year Ended 12/31/08
	Shares	Amount	Shares	Amount
FundPreferred shares redeemed and/or noticed for redemption:
Series M	362	$9,050,000	2,958	$73,950,000
Series TH	362	9,050,000	2,958	73,950,000
Total	724	$18,100,000	5,916	$147,900,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2009, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$137,126,709	$257,999,463	$63,375,961
Sales and maturities	144,728,020	297,749,320	65,325,739

6. Income Tax Information

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments

At December 31, 2009, the cost of investments was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$665,303,378	$1,321,656,341	$251,401,258

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2009, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Gross unrealized:
Appreciation	$11,250,358	$27,350,923	$7,159,660
Depreciation	(70,081,996)	(141,831,521)	(26,223,988)
Net unrealized appreciation (depreciation) of investments	$(58,831,638)	$(114,480,598)	$(19,064,328)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds' last tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income *	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2009, paid on August 3, 2009.

The tax character of distributions paid during the Funds' last tax years ended July 31, 2009 and July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

July 31, 2009	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$53,683,205	$104,844,629	$17,613,692
Distributions from net long-term capital gains	—	—	—
Tax return of capital	4,357,413	4,197,409	1,810,986
July 31, 2008	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income *	$81,814,496	$157,748,595	$30,899,873
Distributions from net long-term capital gains	—	—	—
Tax return of capital	736,940	—	566,707

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2009, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31, 2011	$16,197,046	$—	$—
July 31, 2015	1,000,781	—	1,054,637
July 31, 2016	14,951,415	19,410,408	8,151,820
July 31, 2017	185,142,331	307,494,854	77,582,335
Total	$217,291,573	$326,905,262	$86,788,792

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through July 31, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Post-October capital losses	$137,887,480	$250,776,457	$37,348,709
Post-October currency losses	—	—	43,701

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, which is additive to the fund-level fee is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets, include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Quality Preferred Income's (JTP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income (JTP) for any portion of its fees and expenses beyond June 30, 2010.

For the first eight years of Quality Preferred Income 2's (JPS) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,			Year Ending September 30,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The Adviser has not agreed to reimburse Quality Preferred Income 2 (JPS) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Quality Preferred Income 3's (JHP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending December 31,			Year Ending December 31,
2002	*	.32%	2007	.32%
2003		.32	2008	.24
2004		.32	2009	.16
2005		.32	2010	.08
2006		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 3 (JHP) for any portion of its fees and expenses beyond December 31, 2010.

8. Borrowing Arrangements

Management determined that leveraging the Funds with debt as a replacement for FundPreferred shares continued to benefit the Funds' shareholders.

Quality Preferred Income (JTP) has entered into a $155 million committed facility agreement with BNP Paribas Prime Brokerage, Inc. ("BNP"). As of December 31, 2009, the Fund's outstanding balance on this facility was $153,375,000. For the fiscal year ended December 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $78,791,301 and 1.64%, respectively.

Quality Preferred Income 2 (JPS) has entered into a $300 million committed facility agreement (amended from $230 million) with BNP. As of December 31, 2009, the Fund's outstanding balance on this facility was $289,500,000. For the fiscal year ended December 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $156,389,315 and 1.64%, respectively.

Quality Preferred Income 3 (JHP) has entered into a $55 million committed facility agreement with BNP. As of December 31, 2009, the Fund's outstanding balance on this facility was $55,000,000. For the fiscal year ended December 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $32,391,781 and 1.64%, respectively.

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Funds' Portfolios of Investments.

Interest on these borrowings is charged at 3-Month LIBOR plus .95% on the amount borrowed and .85% on the undrawn balance. In addition to interest, each Fund also paid a .25% one time arrangement fee of the total borrowing limit which was fully amortized and expensed as of May 30, 2009.

Interest expense incurred on each Fund's borrowed and undrawn balances and the one time arrangement fees are recognized as "Interest expense on borrowings and amortization of borrowing costs" on the Statement of Operations.

Nuveen Investments

9. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

10. Subsequent Events

Distributions to Common Shareholders

The Funds declared Common share distributions which were paid on February 1, 2010, to shareholders of record on January 15, 2010, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions per share	$.0480	$.0540	$.0510

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders†	Distributions from Capital Gains to FundPreferred Share- holders†	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Tax Return of Capital to Common Share- holders	Total
Quality Preferred Income (JTP)
Year ended 12/31:
2009	$5.25	$.63	$1.82	$— ***	$—	$2.45	$(.57)	$—	$(.07)	$(.64)
2008	11.06	1.10	(5.81)	(.19)	—	(4.90)	(.90)	—	(.01)	(.91)
2007	14.10	1.29	(2.96)	(.35)	—	(2.02)	(.93)	—	(.09)	(1.02)
2006	14.20	1.28	.02	(.32)	—	.98	(1.08)	—	—	(1.08)
2005	14.92	1.30	(.68)	(.21)	—	.41	(1.13)	—	—	(1.13)
Quality Preferred Income 2 (JPS)
Year ended 12/31:
2009	5.42	.69	2.29	— ***	—	2.98	(.70)	—	(.03)	(.73)
2008	11.57	1.18	(6.18)	(.18)	—	(5.18)	(.97)	—	—	(.97)
2007	14.66	1.34	(2.96)	(.34)	(.01)	(1.97)	(1.04)	(.04)	(.04)	(1.12)
2006	14.77	1.33	(.01)	(.31)	—	1.01	(1.12)	—	—	(1.12)
2005	15.66	1.34	(.69)	(.18)	(.02)	.45	(1.16)	(.18)	—	(1.34)
Quality Preferred Income 3 (JHP)
Year ended 12/31:
2009	5.14	.63	2.34	— ***	—	2.97	(.58)	—	(.08)	(.66)
2008	11.02	1.08	(5.85)	(.19)	—	(4.96)	(.90)	—	(.02)	(.92)
2007	14.22	1.31	(3.09)	(.37)	—	(2.15)	(.95)	—	(.10)	(1.05)
2006	14.29	1.31	.05	(.33)	—	1.03	(1.09)	—	(.01)	(1.10)
2005	15.15	1.32	(.70)	(.21)	(.01)	.40	(1.17)	(.09)	—	(1.26)

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2009.

*  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**  After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***  Rounds to less than $.01 per share.

†  The amounts shown are based on Common share equivalents.

Nuveen Investments

					Ratios/Supplemental Data
			Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement**
	Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value*	Based on Common Share Net Asset Value*	Ending Net Assets Applicable to Common Shares (000)	Expenses††	Net Investment Income††	Expenses††	Net Investment Income††	Portfolio Turnover Rate
Quality Preferred Income (JTP)
Year ended 12/31:
2009	$7.06	$6.57	53.05%	51.85%	$456,186	1.86%	11.04%	1.71%	11.19%	29%
2008	5.25	4.86	(47.05)	(46.97)	339,270	2.01	11.65	1.67	11.99	24
2007	11.06	10.33	(24.60)	(15.32)	713,945	1.54	9.43	1.11	9.86	32
2006	14.10	14.84	29.51	7.26	909,608	1.50	8.70	1.02	9.18	34
2005	14.20	12.40	(3.69)	2.89	915,598	1.49	8.47	1.02	8.94	19
Quality Preferred Income 2 (JPS)
Year ended 12/31:
2009	7.67	7.25	63.90	61.22	922,354	1.82	11.27	1.64	11.45	27
2008	5.42	5.04	(47.49)	(47.58)	649,377	1.96	12.02	1.59	12.39	18
2007	11.57	10.81	(22.24)	(14.32)	1,386,125	1.45	9.35	1.00	9.80	31
2006	14.66	15.12	27.75	7.09	1,753,392	1.42	8.72	.95	9.19	34
2005	14.77	12.80	(2.06)	3.01	1,765,543	1.40	8.32	.94	8.78	17
Quality Preferred Income 3 (JHP)
Year ended 12/31:
2009	7.45	6.95	54.50	63.23	176,677	1.87	10.56	1.66	10.77	35
2008	5.14	5.08	(45.66)	(48.00)	121,870	2.00	11.51	1.60	11.91	30
2007	11.02	10.51	(23.61)	(16.01)	261,081	1.60	9.38	1.10	9.87	35
2006	14.22	14.92	25.00	7.49	336,540	1.56	8.81	1.08	9.29	39
2005	14.29	12.92	(2.16)	2.88	337,858	1.54	8.48	1.07	8.96	16

††  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(b)		Ratio of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(b)		Ratio of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(b)
Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
Year Ended 12/31:		Year Ended 12/31:		Year Ended 12/31:
2009	.61%	2009	.59%	2009	.59%
2008	.26	2008	.30	2008	.20
2007	—	2007	—	2007	—
2006	—	2006	—	2006	—
2005	—	2005	—	2005	—

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (continued)

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 12/31:
2009	$—	$—	$—	$153,375	$3,974
2008	64,875	25,000	155,740	86,500	5,672
2007	440,000	25,000	65,565	—	—
2006	440,000	25,000	76,682	—	—
2005	440,000	25,000	77,023	—	—
Quality Preferred Income 2 (JPS)
Year Ended 12/31:
2009	—	—	—	289,500	4,186
2008	130,000	25,000	149,880	165,200	5,718
2007	800,000	25,000	68,316	—	—
2006	800,000	25,000	79,794	—	—
2005	800,000	25,000	80,173	—	—
Quality Preferred Income 3 (JHP)
Year Ended 12/31:
2009	—	—	—	55,000	4,212
2008	18,100	25,000	193,329	33,000	5,242
2007	166,000	25,000	64,319	—	—
2006	166,000	25,000	75,684	—	—
2005	166,000	25,000	75,882	—	—

See accompanying notes to financial statements.

Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	199

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997- 2007), Credit Research Center at Georgetown University.	199

Nuveen Investments

Board Members & Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	199

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	123

■ MARK J.P. ANSON

6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	123

Nuveen Investments

Board Members & Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ NIZIDA ARRIAGA

6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON

2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	199

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC, formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly. Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

■ WILLIAM T. HUFFMAN

5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	134

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ DAVID J. LAMB

3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ InvestmentManagement Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER

4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

■ GREGORY MINO

1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ CHRISTOPHER M. ROHRBACHER

8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE

7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET

12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Spectrum Asset Management, Inc. (the "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an "Investment Management Agreement") and sub-advisory agreements (each a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a "Fund Adviser"), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet

Nuveen Investments

leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in September 2008. The Independent Board

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data

Nuveen Investments

provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as

Nuveen Investments

well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

The Board noted that the Sub-Adviser does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such research. The Sub-Adviser, however, serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt and preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Terence J. Toth

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended July 31, 2009: Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) hereby designate 6.85%, 8.45% and 10.60%, respectively, (or the maximum amount eligible) as distributions qualifying for the 70% dividends received deduction for corporations and 37.86%, 37.83% and 31.86%, respectively, (or the maximum amount eligible) as qualified dividend income distributions for individuals under Internal Revenue Code Section 1(h)(11). The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
JTP	–	2,595

JPS	–	5,200

JHP	–	724

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•  Share prices

•  Fund details

•  Daily financial news

•  Investor education

•  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-E-1209D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Quality Preferred Income Fund 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2009	$14,163	$0	$0	$6,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2008	$14,364	$0	$0	$7,100

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2009	$6,000	$0	$0	$6,000
December 31, 2008	$7,100	$0	$0	$7,100

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:

SPECTRUM

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services, Inc. (“ISS”) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•                 Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•                 Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•                 Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).    PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is Chief Financial Officer and is responsible for business development.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV – Managing Director and Senior Portfolio Manager.  Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s.  BSBA (Finance), Boston University School of Management.

BERNARD M. SUSSMAN - Mr. Sussman is Chief Investment Officer and Chairman of Spectrum’s Investment Committee.  Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years.  A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market.  He was a Limited Partner at Goldman Sachs from December 1994 through November 1996.  BS Industrial Relations and MBA Finance, Cornell University.  NASD Series 55 “Equity Trader Limited Representative”. Mr. Sussman retired on December 31, 2009.

Item 8(a)(2).    OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	20	$1,380,502,089
	Pooled Accounts	4	$320,852,181
	Registered Investment Vehicles	8	$5,752,598,827

Mark Lieb	Separately Managed accounts	25	$1,392,487,071
	Pooled Accounts	4	$320,852,181
	Registered Investment Vehicles	8	$5,752,598,827

Bernard Sussman	Separately Managed accounts	21	$1,388,142,685
	Pooled Accounts	4	$320,852,181
	Registered Investment Vehicles	8	$5,752,598,827

*   Assets are as of December 31, 2009.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).    FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus.  The bonus is paid quarterly and may represent a significant proportion of an individual’s total annual compensation.  Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

•      Changes in overall firm assets under management (employees have no direct incentive to increase assets)

•      Portfolio performance relative to benchmarks

•      Contribution to client servicing

•      Compliance with firm and/or regulatory policies and procedures

•      Work ethic

•      Seniority and length of service

•      Contribution to overall functioning of organization

Item 8(a)(4).    OWNERSHIP OF JHP SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$1-10,000
Mark Lieb	$50,000-100,000
Bernard Sussman	$50,000-100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 3

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 10, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 10, 2010